EXHIBIT 99.1


                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of December 29, 2005, between Bank of America, N.A., as seller (the "Seller" or "Bank of America" and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") except that the Seller will retain the master servicing rights (the "Servicing Rights") with regard to the Mortgage Loans in its capacity as Master Servicer (as defined below) and shall enter into certain Sub-Servicing Agreements with Sub-Servicers, all as contemplated in the Pooling and Servicing agreement (as defined below).

            The Purchaser intends to transfer or cause the transfer of (i) the Mortgage Loans, (ii) certain mortgage loans transferred by Barclays Capital Real Estate Inc. ("BCREI") to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between BCREI and the Purchaser, and
(iii) certain mortgage loans transferred by Bear Stearns Commercial Mortgage, Inc. ("BSCMI") to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between BSCMI and the Purchaser, to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of December 1, 2005 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, N.A., as master servicer (the "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer"), and LaSalle Bank National Association as trustee (in such capacity, the "Trustee") and as REMIC administrator. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Registered Certificates to Banc of America Securities LLC ("Banc of America"), Bear, Stearns & Co Inc. ("BSCI"), Barclays Capital Inc. ("BCI"), Deutsche Bank Securities Inc. ("Deutsche Bank") and Morgan Stanley & Co. Incorporated ("Morgan Stanley") (collectively, the "Underwriters") pursuant to an underwriting agreement, dated as of December 16, 2005 (the "Underwriting Agreement"). BACM intends to sell certain of the remaining classes of Certificates (the "Non-Registered Certificates") to Banc of America and BSCI and BCI, as initial purchasers (together the "Initial Purchasers"), pursuant to a certificate purchase agreement dated as of December 16, 2005 (the "Certificate Purchase Agreement"), among BACM, Banc of America, BSCI and BCI. The Registered Certificates are more fully described in the prospectus dated September 30, 2005 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated December 16, 2005 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered Certificates are more fully described in the private placement memoranda, dated December 16, 2005 (the "Memoranda"), as they may be amended or supplemented at any time hereafter.

            The Seller will indemnify the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memoranda and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of December 16, 2005 (the "Indemnification Agreement"), among the Seller, the Purchaser, the Underwriters and the Initial Purchasers.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be $1,959,457,330, which amount includes interest accrued on the Mortgage Loans on or after the Cut-off Date and which amount shall be payable on or about December 29, 2005 in immediately available funds. The Purchaser shall be entitled to all interest accrued on the Mortgage Loans on and after the Cut-off Date and all principal payments received on the Mortgage Loans after the Cut-off Date except for principal and interest payments due and payable on the Mortgage Loans on or before the Cut-off Date, which shall belong to the Seller.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans.

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the Mortgage File with respect to each of the Mortgage Loans; provided that the Purchaser hereby directs the Seller to prepare and the Seller shall prepare or cause to be prepared (or permit the Purchaser to prepare) with respect to the Mortgage Loans, the assignments of Mortgage, assignments of Assignment of Leases and UCC financing statements on Form UCC-2 or UCC-3, as applicable, from the Seller in favor of the Trustee (in such capacity) or in blank. The Seller shall at its expense, within 45 days after the Closing Date or, in the case of a Replacement Mortgage Loan, after the related date of substitution, unless recording/filing information is not available by such time for assignments solely due to recorder's office delay, in which case such submission shall be made promptly after such information does become available from the recorder's office, submit or cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment referred to in the immediately preceding sentence, unless recording/filing information is not available by such time for assignments solely due to recorder's office delay, in which case such submission shall be made promptly after such information does become available from the recorder's office. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall in each such case promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and thereafter shall in each such case, at its own expense, submit the substitute or corrected documents or cause such to be submitted for recording or filing, as appropriate.

            (d) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or to its designee all of the following items:
(i) originals or copies of all financial statements, appraisals, environmental/engineering reports, leases, rent rolls and tenant estoppels in the possession or under the control of the Seller that relate to the Mortgage Loans and originals or copies of all documents, certificates, letters of credit, environmental insurance policies and related endorsements, and opinions in the possession or under the control of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans and that are reasonably required for the ongoing administration and servicing of the Mortgage Loans (except to the extent such items represent attorney-client privileged communications and confidential credit analysis of the client or are to be retained by a sub-servicer that will continue to act on behalf of the Purchaser or its designee); and (ii) all Escrow Payments and Reserve Funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in clauses (i) and (ii) of the preceding sentence shall be the Master Servicer.

            (e) The Seller hereby represents that it has, on behalf of the Purchaser, delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

            (f) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(e). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(e) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan.

            (g) [Reserved].

            (h) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (i) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, that the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

            (j) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available hereunder for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) The Seller is a national banking association, duly authorized, validly existing and in good standing under the laws of the United States of America.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and the terms of the Pooling and Servicing Agreement; provided that if the Seller certifies in writing to the Purchaser (i) that any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the REMIC Provisions, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and
(iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation
Section 1.860G-2(f)), the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (except in the case of the KC Pari Passu Note A-1 Component Mortgage Loan) (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. For purposes of remediating a Material Breach or Material Document Defect with respect to any Mortgage Loan, "Resolution Extension Period" shall mean the 90-day period following the end of the applicable Initial Resolution Period.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Group are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this Section 4(c), (y) such Mortgage Loan is a Crossed-Collateralized Mortgage Loan or is secured by a portfolio of Mortgaged Properties (that provides that a property may be uncrossed from the other Mortgaged Properties) and (z) the applicable Material Breach or Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Crossed-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties included in such portfolio (without regard to this paragraph), then the applicable Material Breach or Material Document Defect (as the case may be) will be deemed to constitute a Material Breach or Material Document Defect (as the case may be) as to any related Crossed-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Seller shall repurchase or substitute for any related Crossed-Collateralized Mortgage Loan or Mortgage Loan in the manner described above unless, in the case of a Material Breach or Material Document Defect, both of the following conditions would be satisfied if the Seller were to repurchase or substitute for only the affected Crossed-Collateralized Mortgage Loans or affected Mortgaged Properties as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph: (i) the debt service coverage ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio immediately prior to the repurchase, and (b) 1.25x and (ii) the loan-to-value ratio for any remaining Crossed-Collateralized Mortgage Loans or Mortgaged Properties is not greater than the lesser of (a) the loan-to-value ratio immediately prior to the repurchase, and (b) 75%. In the event that both of the conditions set forth in the preceding sentence would be satisfied, the Seller may elect either to repurchase or substitute for only the affected Crossed-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase or substitute for the aggregate Crossed-Collateralized Mortgage Loans or Mortgaged Properties.

            To the extent that the related Mortgage Loan Seller repurchases or substitutes for an affected Cross-Collateralized Mortgage Loan or Mortgaged Property in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans or Mortgaged Property, the Seller and the Purchaser agree to uncross the repurchased Cross-Collateralized Mortgage Loan or affected property; provided the Purchaser has received a tax opinion that uncrossing the repurchased Cross-Collateralized Mortgage Loan or Mortgaged Property will not adversely affect the status of any of REMIC I, REMIC II or the Component Mortgage Loan REMIC as a REMIC under the Code.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

      If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

      The Seller's obligation to cure any Material Breach or Material Document Defect or repurchase or substitute any affected Mortgage Loan or Mortgaged Property pursuant to this Section 4(c) constitute the sole remedies available to the Purchaser in connection with a breach of any of the Seller's representations and warranties contained in Section 4(b) and it is acknowledged and agreed that those representations and warranties are being made for risk allocation purposes only.

      It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.

            The parties hereto shall cooperate with Deloitte & Touche (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) [Reserved];

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

            (vii) Neither the Certificate Purchase Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters, and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of good standing regarding the Seller from the Comptroller of the Currency, dated not earlier than 30 days prior to the Closing Date; and

            (e) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

            (f) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller, each as reasonably acceptable to counsel for the Purchaser, the Underwriters and the Initial Purchasers, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee, the Initial Purchasers, and each Rating Agency; and

            (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (j) One or more comfort letters from the Accountants dated the date of any preliminary Prospectus Supplement, Prospectus Supplement and Memoranda respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the preliminary Prospectus Supplement and the Prospectus Supplement and to the Purchaser and the Initial Purchasers in the case of the Memoranda stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memoranda, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memoranda, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memoranda, respectively, to be in agreement with the results of such calculations.

            SECTION 9. Costs.

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina 28255, Attention:
Stephen Hogue, telecopy number: (704) 386-1094, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bank of America, N.A., 214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina 28255, Attention: Stephen Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 100 North Tryon Street, 20th Floor, NC1-007-20-01, Charlotte, North Carolina 28255 and to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202) or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.

            THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, PURSUANT TO WHICH THE PARTIES HERETO HAVE CHOSEN THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW OF THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 21. WAIVER OF TRIAL BY JURY.

            THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 22. Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

      IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                       BANK OF AMERICA, N.A.


                                       By:/s/ Stephen L. Hogue
                                          ------------------------------------
                                          Name:  Stephen L. Hogue
                                          Title: Principal


                                       BANC OF AMERICA COMMERCIAL MORTGAGE
                                       INC.


                                       By:/s/ John S. Palmer
                                          ------------------------------------
                                          Name:  John S. Palmer
                                          Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE


Sequence Number   Loan Number     Loan Seller                           Property Name
---------------   -----------   ---------------   ---------------------------------------------------------
              1         59147   Bank of America                        277 Park Avenue
              2         59414   Bank of America                     KinderCare Portfolio
              4         58988   Bank of America                    Summit at Warner Center
              5         58791   Bank of America                         Burnett Plaza
              6         59416   Bank of America                       Paramus Park Mall
              7         58930   Bank of America                     Omni Hotel-San Diego
              8         59472   Bank of America                           ODS Tower
              9         59445   Bank of America                         2001 K Street
             10         58987   Bank of America                    River Ranch Apartments
             11         58946   Bank of America                     One Old Country Road
             12         59448   Bank of America                       Scottsdale Fiesta
             13         59459   Bank of America                         Loop Central
             14         59473   Bank of America                        Crescent Center
             16         59377   Bank of America                     Huntington by the Sea
             19         59374   Bank of America                        Flagstaff Mall
             21         59409   Bank of America                150 East 57th Street Apartments

             22         57834   Bank of America               Park View Medical Office Building
             23         57835   Bank of America                        Physicians Park
             24         57837   Bank of America                            Atrium
             25         57887   Bank of America                          Building B
                                                                   Subtotal Crossed Loans

             27         57467   Bank of America                          City Center
             28         14848       Bridger            Washington State Attorney General's Office Bldg
             29         59394   Bank of America                     Elk Ridge Apartments
             30         59354   Bank of America                  California Culinary Office
             31         59180   Bank of America                     Spicetree Apartments
             33         59411   Bank of America                  Old Mill Corporate Center I
             34         15877       Bridger                        Draper Technology Park
             35         16310       Bridger                        Summit Woods Apartments
             37         59086   Bank of America                   Courtney Oaks Apartments
             38         16084       Bridger                       The Waterford Apartments
             41         59022   Bank of America                  Caruso Northgate Apartments
             42         59182   Bank of America                     3700 Buffalo Speedway
             43         59284   Bank of America                      Bixby Village Plaza
             44         59286   Bank of America                     US Storage - Torrance
             46         59369   Bank of America                   Westridge Executive Plaza
             47         59084   Bank of America                      189 Montague Street
             48         59128   Bank of America             Baptist West Medical Office Building
             49         59384   Bank of America                         Campus Plaza
             50         59240   Bank of America                      1301 Virginia Drive
             52         59389   Bank of America                     Georgia Power Company
             53         58706   Bank of America                   La Plaza Business Center
             56         59212   Bank of America                     Eaglewood Apartments
             57         59276   Bank of America                  Island Walk Shopping Center
             59         59383   Bank of America                      The Atrium Building
             60         59320   Bank of America                   Collins Pointe Apartments

             61         59005   Bank of America                Desert North Commerce Center I
             62         59006   Bank of America                Desert North Commerce Center II
                                                                   Subtotal Crossed Loans

             63         59287   Bank of America                     Lake Point Apartments

           64.1         59312   Bank of America                Wawa Store - Rehoboth Beach, DE
           64.2         59312   Bank of America                  Wawa Store - Royersford, PA
           64.3         59312   Bank of America                   Wawa Store - Aberdeen, MD
             64         59312   Bank of America                 Wawa Store Portfolio (Rollup)

             65         59311   Bank of America                         Haltom Plaza
             66         59066   Bank of America                         2770 Broadway
             67         59382   Bank of America                 University Meadows Apartments
             68         59350   Bank of America                 Comfort Inn-Long Island City

             69         58888   Bank of America            Sherlock Self Storage - Woodinville, WA
             70         58889   Bank of America              Sherlock Self Storage - Bothell, WA
                                                                   Subtotal Crossed Loans

             71         59310   Bank of America                        Smyrna Crossing
             72         59085   Bank of America                      188 Montague Street
             73         59295   Bank of America                   US Storage - Westminster
             74         58882   Bank of America                       Newburgh Crossing

             75         12138       Bridger                       All American Self Storage
             76         13664       Bridger                        Statewide Self Storage
                                                                   Subtotal Crossed Loans

           77.1         59288   Bank of America                   164 West Hospitality Lane
           77.2         59288   Bank of America                   825 East Hospitality Lane
             77         59288   Bank of America               Feldkamp Medical Offices (Rollup)

             78         59317   Bank of America                Hilton Garden Inn - North Point
             79         14494       Bridger                     One De Zavala Business Center
             80         59322   Bank of America                         RDA Building
             81         58957   Bank of America                       Oak Tree Village
             82         15191       Bridger                       Hampton Inn Bossier City
             83         14985       Bridger                    Olde Naples Self Storage North
             84         15547       Bridger                       Regency Place Apartments
             85         15842       Bridger                       Maryland Park Apartments
             86         12606       Bridger                    Courtyard by Marriott (McAllen)
             87         59044   Bank of America                         Rainbow Plaza
             88         59285   Bank of America                     Lakes at West Covina
             89         59200   Bank of America                8328 Center Drive Self Storage
             90         15978       Bridger                           Northgate Villas
             91         59349   Bank of America                         NVR Warehouse
             92         14805       Bridger                         Timberlane Apartments
             93         59373   Bank of America               Milestone Square Shopping Center
             94         59378   Bank of America                       River Park Office
             96         59386   Bank of America                 Siegen Self Storage Facility
             97         59293   Bank of America                       253 Nassau Street
             98         16382       Bridger                             Pacheco Park
             99         59390   Bank of America                     Airport Self Storage
            101         59139   Bank of America   PA Marriott Portfolio: Springhill Suites-West Mifflin, PA
            104         15892       Bridger                      Parkside Commons Apartments
            105         59348   Bank of America                    Glen Cove Towne Center
            106         59265   Bank of America                        68 Marginal Way
            108         59308   Bank of America                   Northside Shopping Center
            109         15643       Bridger                       Hampton Technology Center
            110         15262       Bridger                        Desertbrook Apartments
            112         59232   Bank of America                         Harbor North
            113         13734       Bridger                  Windermere Office Bldg - Soundview
            114         59173   Bank of America                   Southside Shopping Center
            115         59213   Bank of America                   Hickory Valley Apartments
            116         15260       Bridger                         AutoMall Self Storage
            117         59395   Bank of America                         Euclid Plaza
            118         15639       Bridger                           Stonebridge Apts.
            119         12725       Bridger                         Cambridge Apartments
            120         15274       Bridger               Greenbrier Village Condominium Apartments
            121         13712       Bridger                        Mission Hospital Office
            122         13611       Bridger                      Lake Pointe Office Building
            123         59376   Bank of America                    Garden City Apartments
            124         15079       Bridger              Quality Self Storage - Lochmoor - Ft. Myers
            125         15470       Bridger                Walgreens at the Market at Wells Branch
            126         59305   Bank of America                        Sunset of Avon
            127         14481       Bridger                      The Plaza Office Building A
            128         15420       Bridger               Martin Self Storage - Carolina Beach Road
            129         59199   Bank of America                 1415 Old Oakland Self Storage
            130         14715       Bridger                      The Plaza Office Building B
            132         15353       Bridger                          FedEx - Burlington
            133         14466       Bridger                            Eagles Landing
            134         14124       Bridger                           Double D Storage
            135         14961       Bridger                           Expressway Plaza
            136         58948   Bank of America                    Glen Hollow Apartments
            137         13950       Bridger                      Sheridan Park Self Storage
            138         15590       Bridger                           Meadow Park Plaza
            140         15268       Bridger                       Crossroads Center - Bend
            141         59226   Bank of America                 Holiday Inn Express - Houston
            142         59194   Bank of America               Holiday Inn Express - Monaca, PA
            143         14773       Bridger                       Kendall Homes Apartments
            144         13727       Bridger                     Spolski Industrial Portfolio
            145         14147       Bridger                       Space Place Self Storage
            146         13388       Bridger                          Corner View Commons
            148         59162   Bank of America                    Poway Road Mini Storage
            149         14252       Bridger                            Trademark Plaza
            150         15196       Bridger                         Juliet Rainbow Office
            151         59370   Bank of America                Sorensen Palm Bay Self Storage
            152         14785       Bridger                           Kinnaman Terrace
            153         11839       Bridger                        Village Square Shoppes
            154         14229       Bridger                           Sandstone Commons
            155         14824       Bridger                             Osprey Point
            156         14787       Bridger                             Windcom Court
            157         12477       Bridger                       Azevedo Plaza - Walgreens
            158         15245       Bridger                   Quality Self Storage - Bradenton
            159         59307   Bank of America                        6900 Camp Bowie
            161         14897       Bridger                           Carmel Centre II
            162         15136       Bridger                         River Run Apartments
            163         15629       Bridger                          North Peoria Retail
                                                                            Total


Sequence Number                              Street Address
---------------   --------------------------------------------------------------------
              1                             277 Park Avenue
              2                                 Various
              4                          22219 Summit Vue Lane
              5                            801 Cherry Street
              6                             700 Paramus Park
              7                               675 L Street
              8                       601 Southwest Second Avenue
              9                            2001 K Street, NW
             10                         18005 West Annes Circle
             11                            1 Old Country Road
             12                        9890-10500 N. 90th Street
             13                  4828,4848 and 4888 Loop Central Drive
             14                            6075 Poplar Avenue
             16                         21851 & 21871 Newland St
             19                           4650 N US Highway 89
             21                           150 East 57th Street

             22                          2410 Patterson Street
             23                          2400 Patterson Street
             24                          250 25th Avenue North
             25                            2400 Parman Place


             27                         888 West Big Beaver Road
             28                          7171 Cleanwater Ln SW
             29                            501 Elkhart Street
             30                         350 Rhode Island Street
             31                          4854 Washtenaw Avenue
             33                           6322 South 3000 East
             34      11734, 11778, 11814 South Election Rd & 11781 S Loan Peak Pkwy
             35                          1310 SW Overlook Drive
             37                         2325 Courtney Oaks Road
             38                          800 Nichols Boulevard
             41                             237 Lantern Road
             42                          3700 Buffalo Speedway
             43                     5745 East Pacific Coast Highway
             44                           23711 Crenshaw Blvd.
             46                            26650 The Old Road
             47                            189 Montgue Street
             48                           10810 Parkside Drive
             49                          428-454 Russell Street
             50                           1301 Virginia Drive
             52                         2500 Patrick Henry Road
             53                       4220 South Maryland Parkway
             56                           1975 Maxwell Avenue
             57                             1421 Sadler Road
             59                         16700 Valley View Avenue
             60                            2601 Furrs Street

             61                     42201 and 42211 North 41st Drive
             62                     42101 and 42105 North 41st Drive


             63                          7259 Lake Point Drive

           64.1                             4500 Highway One
           64.2                             1860 Ridge Pike
           64.3                     231 North Philadelphia Boulevard
             64                                 Various

             65                         3101-3189 Denton Highway
             66                              2770 Broadway
             67                            4310 Sterling Way
             68                          42-24 Crescent Street

             69                           21601 W Bostian Road
             70                            17101 Bothell Way


             71                        2870 - 2890 Highway 212 SW
             72                           188 Montague Street
             73                           14528 Edwards Street
             74                         Route 300 and Route 17K

             75                         6225 El Cajon Boulevard
             76                        18671 Van Buren Boulevard


           77.1                        164 West Hospitality Lane
           77.2                        825 East Hospitality Lane
             77                                 Various

             78                            10975 Georgia Lane
             79                           12770 Cimarron Path
             80                             800 Maynard Ave.
             81                          1006 South Main Street
             82                             1005 Gould Drive
             83                           10550 Goodlette Road
             84                    2800-2840 South Decatur Boulevard
             85                          1101 Dumont Boulevard
             86                          2131 South 10th Street
             87                      2655 & 2685 Rainbow Boulevard
             88                         1230 & 1240 Lakes Drive
             89                            8328 Center Drive
             90                           2305 Carville Drive
             91                          189 Little Beaver Road
             92                          3985 East Bijou Avenue
             93                             14 North Avenue
             94                    1540, 1555, 1565 River Park Drive
             96                             8566 Siegen Lane
             97                            253 Nassau Street
             98                           1512 Pacheco Street
             99                            3800 Campus Drive
            101                            1000 Regis Avenue
            104                    8732-8778 North Columbia Boulevard
            105                           167-219 Glen Street
            106                             68 Marginal Way
            108                    3300 N. Main Street & 100 E. Long
            109                          903 Gateway Boulevard
            110                        3703 West Kennewick Avenue
            112                       2320 & 2340 Harbor Boulevard
            113                           5801 Soundview Drive
            114                         930 South Washington Ave
            115                         1507 Hickory Valley Road
            116                            43941 Osgood Road
            117                            212 Euclid Avenue
            118                            3070 Kelly Circle
            119                          2209-2225 Main Street
            120                          101 - 612 Brier Avenue
            121                            1031 Avenida Pico
            122                           11612 Bee Caves Road
            123                           41 Garden City Drive
            124                       4150 Hancock Bridge Parkway
            125                        3407 Wells Branch Parkway
            126                           260 West Main Street
            127                           2310 Paseo Del Prado
            128                         4851 Carolina Beach Road
            129                      1415 Old Oakland Self Storage
            130                           2320 Paseo Del Prado
            132                              322 Leroy Road
            133                      900-970 Eagles Landing Parkway
            134                        3400 N. Golden State Blvd.
            135                           1200 Lowes Boulevard
            136                            505 Danville Road
            137                        19-B Sheridan Park Circle
            138                         7304 Lakewood Drive West
            140                     533, 547 & 561 NE Bellevue Drive
            141                     1330 N. Sam Houston Parkway East
            142                          105 Stone Quarry Road
            143         6114-6186 Tuswell Drive and 6118-6182 Kendall Ridge Loop
            144           301-311 West First Street, 2260 Old Lake Mary Road,
                  2280 Old Lake Mary Road, 2239 Southwest Road, 2772-2774 Depot Street
            145                        4520 North Old Highway 40
            146                        1425 Village Square Blvd.
            148                             14141 Poway Road
            149                     5400-5450 W. Atlantic Boulevard
            150                           6785 W. Russell Road
            151                          6180 SE Babcock Street
            152                       17851-17899 SW Kinnaman Road
            153                        3636 North High School Rd
            154                         11640 Brook School Road
            155                            400 SW Bluff Drive
            156                            6101 Windcom Court
            157                       13721-13751 San Pablo Avenue
            158                          1930 Cortez Road West
            159                             6900 Camp Bowie
            161                           3965 W. 106th Street
            162                            717 West Broadway
            163                         1605 North Peoria Avenue



Sequence Number         City          State    Zip Code   Mortgage Rate (%)    Amortization Basis   Original Balance
---------------   ---------------   --------   --------   -----------------    ------------------   ----------------
              1       New York         NY         10172               4.495%       Actual/360           $260,000,000
              2       Various        Various   Various                5.236%       Actual/360            150,000,000
              4    Woodland Hills      CA         91367               4.900%       Actual/360            120,000,000
              5      Fort Worth        TX         76102               5.016%       Actual/360            114,200,000
              6       Paramus          NJ         07652               4.864%       Actual/360            110,000,000
              7      San Diego         CA         92101               5.651%       Actual/360            105,000,000
              8       Portland         OR         97204               5.626%       Actual/360             78,500,000
              9      Washington        DC         20006               5.380%       Actual/360             67,000,000
             10    Canyon Country      CA         91387               4.970%       Actual/360             57,000,000
             11     Carle Place        NY         11514               5.350%       Actual/360             53,280,000
             12      Scottsdale        AZ         85258               5.459%       Actual/360             47,500,000
             13       Houston          TX         77081               5.199%       Actual/360             46,000,000
             14       Memphis          TN         38119               5.166%       Actual/360             43,000,000
             16   Huntington Beach     CA         92646               5.091%       Actual/360             41,000,000
             19      Flagstaff         AZ         86004               4.966%       Actual/360             37,000,000
             21       New York         NY         10022               5.243%       Actual/360             28,040,000

             22      Nashville         TN         37203               5.743%       Actual/360             11,060,000
             23      Nashville         TN         37203               5.743%       Actual/360             10,112,088
             24      Nashville         TN         37203               5.743%       Actual/360              6,125,000
             25      Nashville         TN         37203               5.743%       Actual/360              1,041,912
                                                                                                          28,339,000

             27         Troy           MI         48084               6.440%       Actual/360             25,733,000
             28       Tumwater         WA         98501               5.525%       Actual/360             24,000,000
             29        Aurora          CO         80011               4.960%       Actual/360             23,537,000
             30    San Francisco       CA         94103               5.580%       Actual/360             22,080,000
             31      Ann Arbor         MI         48108               5.109%       Actual/360             21,500,000
             33    Salt Lake City      UT         84121               5.181%       Actual/360             21,000,000
             34        Draper          UT         84020               5.365%       Actual/360             19,500,000
             35        Topeka          KS         66615               5.549%       Actual/360             19,330,000
             37      Charlotte         NC         28217               4.950%       Actual/360             18,300,000
             38        Sparks          NV         89434               5.220%       Actual/360             17,663,000
             41        Revere          MA         02151               5.626%       Actual/360             16,762,985
             42       Houston          TX         77098               5.129%       Actual/360             16,500,000
             43      Long Beach        CA         90803               5.179%       Actual/360             16,400,000
             44       Torrance         CA         90505               5.111%       Actual/360             16,000,000
             46       Valencia         CA         91381               5.147%       Actual/360             14,660,000
             47       Brooklyn         NY         11201               5.432%       Actual/360             14,560,000
             48      Knoxville         TN         37934               5.462%       Actual/360             14,400,000
             49        Hadley          MA         01035               4.897%       Actual/360             14,300,000
             50    Ft. Washington      PA         19034               5.216%       Actual/360             14,000,000
             52      McDonough         GA         30253               5.212%       Actual/360             12,675,000
             53      Las Vegas         NV         89119               5.654%       Actual/360             15,000,000
             56       Woodland         CA         95776               5.128%       Actual/360             12,000,000
             57   Fernandina Beach     FL         32034               5.248%       Actual/360             11,520,000
             59      La Mirada         CA         90638               5.336%       Actual/360             10,750,000
             60      Arlington         TX         76006               5.356%       Actual/360             10,500,000

             61       Phoenix          AZ         85086               5.350%       Actual/360              6,800,000
             62       Phoenix          AZ         85086               5.350%       Actual/360              3,700,000
                                                                                                          10,500,000

             63      Charlotte         NC         28227               5.361%       Actual/360             10,400,000

           64.1    Rehoboth Beach      DE         19971                                                    3,483,660
           64.2      Royersford        PA         19468                                                    3,483,660
           64.3       Aberdeen         MD         21001                                                    3,282,680
             64       Various        Various   Various                5.872%       Actual/360             10,250,000

             65     Haltom City        TX         76117               5.426%       Actual/360              9,880,000
             66       New York         NY         10025               5.032%       Actual/360              9,750,000
             67     Mt. Pleasant       MI         48858               4.920%       Actual/360              9,632,500
             68   Long Island City     NY         11101               5.737%       Actual/360              9,187,500

             69     Woodinville        WA         98072               5.570%       Actual/360              4,751,937
             70       Bothell          WA         98011               5.554%       Actual/360              4,288,552
                                                                                                           9,040,489

             71       Conyers          GA         30094               5.682%       Actual/360              9,018,435
             72       Brooklyn         NY         11201               5.366%       Actual/360              9,000,000
             73     Westminster        CA         92683               5.707%       Actual/360              8,500,000
             74       Newburgh         NY         12550               4.691%         30/360                8,415,000

             75      San Diego         CA         92115               5.154%       Actual/360              4,605,000
             76      Riverside         CA         92508               5.154%       Actual/360              3,792,000
                                                                                                           8,397,000

           77.1    San Bernardino      CA         92408                                                    4,477,064
           77.2    San Bernardino      CA         92408                                                    3,522,936
             77    San Bernardino      CA         92408               5.523%       Actual/360              8,000,000

             78      Alpharetta        GA         30022               5.650%       Actual/360              8,000,000
             79     San Antonio        TX         78249               5.297%       Actual/360              7,720,000
             80       Seattle          WA         98134               5.480%       Actual/360              7,600,000
             81    Pleasantville       NJ         08232               5.146%       Actual/360              7,210,000
             82     Bossier City       LA         71111               5.623%       Actual/360              7,200,000
             83        Naples          FL         34109               5.458%       Actual/360              6,875,000
             84      Las Vegas         NV         89102               5.439%       Actual/360              6,800,000
             85      Las Vegas         NV         89109               5.183%       Actual/360              6,690,000
             86       McAllen          TX         78503               5.673%       Actual/360              6,700,000
             87       La Vegas         NV         89146               5.205%       Actual/360              6,600,000
             88     West Covina        CA         91790               5.561%       Actual/360              6,500,000
             89       La Mesa          CA         91942               5.220%       Actual/360              6,300,000
             90         Reno           NV         89512               5.241%       Actual/360              6,185,000
             91     Enon Valley        PA         16120               5.234%       Actual/360              5,950,000
             92   Colorado Springs     CO         80909               5.653%       Actual/360              5,500,000
             93   Pleasant Valley      NY         12569               5.335%       Actual/360              5,500,000
             94      Sacramento        CA         95815               5.609%       Actual/360              5,475,000
             96     Baton Rouge        LA         70810               5.757%       Actual/360              5,340,033
             97      Princeton         NJ         08540               5.527%       Actual/360              5,338,627
             98       Santa Fe         NM         87505               5.702%       Actual/360              5,300,000
             99    Newport Beach       CA         92660               5.315%       Actual/360              5,250,000
            101      Pittsburgh        PA         15236               5.318%       Actual/360              5,250,000
            104       Portland         OR         97203               5.369%       Actual/360              5,040,000
            105      Glen Cove         NY         11542               5.212%       Actual/360              5,000,000
            106       Portland         ME         04101               5.305%       Actual/360              5,000,000
            108     Forth Worth        TX         76106               5.443%       Actual/360              4,650,000
            109       Hampton          VA         23666               5.415%       Actual/360              4,620,000
            110      Kennewick         WA         99336               5.030%       Actual/360              4,550,000
            112      Costa Mesa        CA         92626               5.004%       Actual/360              4,500,000
            113      Gig Harbor        WA         98335               5.207%       Actual/360              4,500,000
            114       Scranton         PA         18505               5.596%       Actual/360              4,424,000
            115     Chattanooga        TN         37421               4.923%       Actual/360              4,400,000
            116       Fremont          CA         94539               5.398%       Actual/360              4,400,000
            117      San Diego         CA         92114               5.186%       Actual/360              4,400,000
            118      Montgomery        AL         36116               5.236%       Actual/360              4,370,000
            119      Bridgeport        CT         06606               5.923%       Actual/360              4,250,000
            120       Elsmere          DE         19805               5.129%       Actual/360              4,100,000
            121     San Clemente       CA         92673               5.197%       Actual/360              4,050,000
            122        Austin          TX         78733               5.479%       Actual/360              4,020,000
            123       Cranston         RI         02920               5.664%       Actual/360              4,000,000
            124      Fort Myers        FL         33903               5.108%       Actual/360              4,000,000
            125        Austin          TX         78728               5.037%       Actual/360              4,000,000
            126         Avon           CT         06001               5.162%       Actual/360              4,000,000
            127      Las Vegas         NV         89102               5.427%       Actual/360              3,850,000
            128      Wilmington        NC         28412               5.551%       Actual/360              3,700,000
            129       San Jose         CA         95112               5.386%       Actual/360              3,700,000
            130      Las Vegas         NV         89102               5.427%       Actual/360              3,650,000
            132      Williston         VT         05495               5.571%       Actual/360              3,500,000
            133     Stockbridge        GA         30281               5.443%       Actual/360              3,460,000
            134       Turlock          CA         95382               5.650%       Actual/360              3,480,000
            135       Killeen          TX         76542               5.384%       Actual/360              3,320,000
            136       Kilgore          TX         75662               5.610%       Actual/360              3,300,000
            137       Bluffton         SC         29910               5.429%       Actual/360              3,300,000
            138       Lakewood         WA         98499               5.400%       Actual/360              3,225,000
            140         Bend           OR         97701               5.109%       Actual/360              3,120,000
            141       Houston          TX         77032               5.642%       Actual/360              3,010,000
            142        Monaca          PA         15061               5.452%       Actual/360              3,000,000
            143        Dublin          OH         43016               5.449%       Actual/360              3,000,000
            144       Sanford          FL         32771               5.700%       Actual/360              3,000,000
            145      Park City         UT         84098               5.250%       Actual/360              2,800,000
            146     Tallahassee        FL         32308               5.617%       Actual/360              2,750,000
            148        Poway           CA         92064               5.042%       Actual/360              2,500,000
            149       Margate          FL         33063               5.316%       Actual/360              2,490,000
            150      Las Vegas         NV         89118               5.009%       Actual/360              2,477,000
            151       Palm Bay         FL         32909               5.329%       Actual/360              2,380,000
            152        Aloha           OR         97007               5.115%       Actual/360              2,350,000
            153     Indianapolis       IN         46224               5.960%       Actual/360              2,325,000
            154       Fishers          IN         46038               5.320%       Actual/360              2,300,000
            155         Bend           OR         97702               5.475%       Actual/360              2,300,000
            156        Plano           TX         75093               5.682%       Actual/360              2,058,500
            157      San Pablo         CA         94806               5.380%       Actual/360              2,000,000
            158      Bradenton         FL         34207               5.276%       Actual/360              2,000,000
            159      Fort Worth        TX         76116               5.443%       Actual/360              1,971,030
            161        Carmel          IN         46032               5.520%       Actual/360              1,300,000
            162        Fulton          NY         13069               5.667%       Actual/360              1,240,000
            163        Tulsa           OK         74106               6.108%       Actual/360              1,018,000



Sequence Number   Cut-off Balance   Remaining Term To Stated Maturity (months)   Stated Maturity Date   Due Date   Monthly Payment
---------------   ---------------   ------------------------------------------   --------------------   --------   ---------------
              1      $260,000,000                                          118        10/1/2015                1          $987,407
              2       150,000,000                                          120        12/1/2015                1           785,499
              4       120,000,000                                           59        11/1/2010                1           496,806
              5       114,200,000                                          112         4/1/2015                1           614,188
              6       109,743,317                                          118        10/1/2015                1           581,395
              7       105,000,000                                          113         5/1/2015                1           606,131
              8        78,500,000                                          120        12/1/2015                1           373,113
              9        67,000,000                                          121         1/1/2016                1           375,390
             10        57,000,000                                           60        12/1/2010                1           239,354
             11        53,001,405                                          115         7/1/2015                1           297,523
             12        47,500,000                                          120        12/1/2015                1           268,479
             13        46,000,000                                          120        12/1/2015                1           252,548
             14        43,000,000                                          119        11/1/2015                1           235,215
             16        41,000,000                                          119        11/1/2015                1           222,383
             19        37,000,000                                          119        11/1/2015                1           155,245
             21        28,040,000                                          120        12/1/2015                1           154,716

             22        10,808,870                                           98         2/1/2014                1            64,496
             23         9,882,482                                           98         2/1/2014                1            58,968
             24         5,985,925                                           98         2/1/2014                1            35,718
             25         1,018,254                                           98         2/1/2014                1             6,076
                       27,695,532

             27        25,109,767                                           93         9/1/2013                1           161,636
             28        24,000,000                                          121         1/1/2016                1           136,646
             29        23,537,000                                          118        10/1/2015                1           125,777
             30        22,080,000                                          167        11/1/2019                1           126,478
             31        21,500,000                                          118        10/1/2015                1           116,853
             33        21,000,000                                          120        12/1/2015                1           115,067
             34        19,500,000                                          118        10/1/2015                1            88,392
             35        19,309,037                                          119        11/1/2015                1           110,349
             37        18,300,000                                          117         9/1/2015                1            97,680
             38        17,663,000                                          118        10/1/2015                1            97,208
             41        16,762,985                                          120        12/1/2015                1            96,508
             42        16,500,000                                          118        10/1/2015                1            89,881
             43        16,364,163                                          118        10/1/2015                1            89,842
             44        16,000,000                                          118        10/1/2015                1            86,980
             46        14,660,000                                          120        12/1/2015                1            80,020
             47        14,543,858                                          119        11/1/2015                1            82,050
             48        14,400,000                                          119        11/1/2015                1            81,419
             49        14,300,000                                          119        11/1/2015                1            59,166
             50        13,969,646                                          118        10/1/2015                1            77,014
             52        12,675,000                                          114         6/1/2015                1            69,694
             53        12,500,000                                          120        12/1/2015                1            86,623
             56        12,000,000                                          117         9/1/2015                1            65,361
             57        11,520,000                                          120        12/1/2015                1            63,600
             59        10,750,000                                          120        12/1/2015                1            59,936
             60        10,500,000                                          119        11/1/2015                1            58,673

             61         6,800,000                                          116         8/1/2015                1            37,972
             62         3,700,000                                          116         8/1/2015                1            20,661
                       10,500,000

             63        10,400,000                                           58        10/1/2010                1            58,146

           64.1         3,480,106
           64.2         3,480,106
           64.3         3,279,331
             64        10,239,544                                          119        11/1/2015                1            60,613

             65         9,869,034                                          119        11/1/2015                1            55,640
             66         9,750,000                                          116         8/1/2015                1            41,453
             67         9,632,500                                          118        10/1/2015                1            40,042
             68         9,161,299                                          118        10/1/2015                1            57,727

             69         4,742,363                                          114         6/1/2015                1            27,190
             70         4,279,854                                          114         6/1/2015                1            24,495
                        9,022,217

             71         9,018,435                                          119        11/1/2015                1            52,240
             72         8,981,098                                          118        10/1/2015                1            50,347
             73         8,500,000                                          120        12/1/2015                1            49,372
             74         8,415,000                                           59        11/1/2010                1            32,896

             75         4,605,000                                          117         9/1/2015                1            25,156
             76         3,792,000                                          117         9/1/2015                1            20,715
                        8,397,000

           77.1         4,467,973
           77.2         3,515,782
             77         7,983,756                                          118        10/1/2015                1            45,539

             78         7,965,088                                          118        10/1/2015                1            55,711
             79         7,720,000                                          117         9/1/2015                1            42,855
             80         7,591,650                                          119        11/1/2015                1            43,057
             81         7,210,000                                          115         7/1/2015                1            39,351
             82         7,179,065                                          118        10/1/2015                1            44,745
             83         6,875,000                                          117         9/1/2015                1            39,970
             84         6,800,000                                          117         9/1/2015                1            38,350
             85         6,690,000                                          118        10/1/2015                1            36,665
             86         6,670,421                                          117         9/1/2015                1            41,839
             87         6,600,000                                          116         8/1/2015                1            29,025
             88         6,486,909                                          118        10/1/2015                1            37,155
             89         6,280,401                                          118        10/1/2015                1            37,641
             90         6,185,000                                          118        10/1/2015                1            34,119
             91         5,950,000                                          118        10/1/2015                1            32,797
             92         5,500,000                                          117         9/1/2015                1            31,758
             93         5,493,791                                          119        11/1/2015                1            30,661
             94         5,475,000                                          120        12/1/2015                1            31,462
             96         5,340,033                                          120        12/1/2015                1            31,187
             97         5,338,627                                          119        11/1/2015                1            24,930
             98         5,300,000                                          180        12/1/2020                1            30,768
             99         5,250,000                                          120        12/1/2015                1            29,202
            101         5,238,861                                          118        10/1/2015                1            29,212
            104         5,040,000                                          118        10/1/2015                1            28,204
            105         5,000,000                                          119        11/1/2015                1            22,018
            106         4,977,204                                          118        10/1/2015                1            33,846
            108         4,644,855                                          119        11/1/2015                1            26,236
            109         4,620,000                                          118        10/1/2015                1            25,986
            110         4,550,000                                          118        10/1/2015                1            24,509
            112         4,489,800                                          118        10/1/2015                1            24,168
            113         4,480,363                                          116         8/1/2015                1            24,729
            114         4,419,244                                          119        11/1/2015                1            25,386
            115         4,400,000                                          117         9/1/2015                1            23,414
            116         4,400,000                                          118        10/1/2015                1            25,419
            117         4,400,000                                          119        11/1/2015                1            24,123
            118         4,360,565                                          118        10/1/2015                1            24,093
            119         4,208,864                                          113         5/1/2015                1            27,204
            120         4,070,173                                          178        10/1/2020                1            32,699
            121         4,041,184                                          118        10/1/2015                1            22,231
            122         4,015,582                                          119        11/1/2015                1            22,772
            123         4,000,000                                           83        11/1/2012                1            23,125
            124         3,986,376                                          117         9/1/2015                1            21,738
            125         3,986,181                                          117         9/1/2015                1            21,563
            126         3,981,433                                          118        10/1/2015                1            26,758
            127         3,837,708                                          117         9/1/2015                1            21,684
            128         3,695,989                                          119        11/1/2015                1            21,127
            129         3,688,803                                          118        10/1/2015                1            22,470
            130         3,638,346                                          117         9/1/2015                1            20,557
            132         3,496,220                                          106        10/1/2014                1            20,029
            133         3,460,000                                          118        10/1/2015                1            19,522
            134         3,458,690                                           54         6/1/2010                1            20,099
            135         3,320,000                                          120        12/1/2015                1            18,610
            136         3,300,000                                          119        11/1/2015                1            18,965
            137         3,296,339                                          119        11/1/2015                1            18,590
            138         3,218,276                                          118        10/1/2015                1            18,109
            140         3,109,375                                          117         9/1/2015                1            16,957
            141         3,010,000                                          120        12/1/2015                1            18,740
            142         2,991,022                                          118        10/1/2015                1            18,337
            143         2,990,465                                           57         9/1/2010                1            16,938
            144         2,967,483                                          115         7/1/2015                1            20,977
            145         2,787,892                                          116         8/1/2015                1            15,462
            146         2,736,441                                          115         7/1/2015                1            15,817
            148         2,500,000                                          116         8/1/2015                1            10,650
            149         2,490,000                                          117         9/1/2015                1            11,184
            150         2,477,000                                          117         9/1/2015                1            13,311
            151         2,380,000                                          119        11/1/2015                1            13,259
            152         2,342,007                                          117         9/1/2015                1            12,781
            153         2,321,624                                          119        11/1/2015                1            14,923
            154         2,295,122                                          118        10/1/2015                1            12,801
            155         2,286,222                                          116         8/1/2015                1            14,090
            156         2,058,500                                          117         9/1/2015                1            11,924
            157         2,000,000                                          117         9/1/2015                1            12,139
            158         1,993,415                                          117         9/1/2015                1            11,076
            159         1,968,849                                          119        11/1/2015                1            11,121
            161         1,296,154                                          118        10/1/2015                1             7,999
            162         1,234,520                                          117         9/1/2015                1             7,739
            163         1,015,277                                          118        10/1/2015                1             6,626
                   $2,254,868,003


Sequence Number   Administrative Fee Rate   Primary Servicing Fee Rate   Master Servicing Fee Rate   Ownership Interest
---------------   -----------------------   --------------------------   -------------------------   ------------------
              1                     0.021%                       0.010%                      0.010%         Fee
              2                     0.061%                       0.050%                      0.010%         Fee
              4                     0.021%                       0.010%                      0.010%         Fee
              5                     0.021%                       0.010%                      0.010%         Fee
              6                     0.021%                       0.010%                      0.010%         Fee
              7                     0.021%                       0.010%                      0.010%    Fee/Leasehold
              8                     0.021%                       0.010%                      0.010%         Fee
              9                     0.021%                       0.010%                      0.010%         Fee
             10                     0.021%                       0.010%                      0.010%         Fee
             11                     0.021%                       0.010%                      0.010%         Fee
             12                     0.021%                       0.010%                      0.010%         Fee
             13                     0.021%                       0.010%                      0.010%         Fee
             14                     0.021%                       0.010%                      0.010%         Fee
             16                     0.021%                       0.010%                      0.010%      Leasehold
             19                     0.041%                       0.030%                      0.010%         Fee
             21                     0.041%                       0.030%                      0.010%         Fee

             22                     0.041%                       0.030%                      0.010%    Fee/Leasehold
             23                     0.041%                       0.030%                      0.010%    Fee/Leasehold
             24                     0.041%                       0.030%                      0.010%    Fee/Leasehold
             25                     0.041%                       0.030%                      0.010%    Fee/Leasehold


             27                     0.041%                       0.030%                      0.010%         Fee
             28                     0.061%                       0.050%                      0.010%      Leasehold
             29                     0.041%                       0.030%                      0.010%         Fee
             30                     0.041%                       0.030%                      0.010%         Fee
             31                     0.041%                       0.030%                      0.010%         Fee
             33                     0.041%                       0.030%                      0.010%         Fee
             34                     0.061%                       0.050%                      0.010%    Fee/Leasehold
             35                     0.061%                       0.050%                      0.010%         Fee
             37                     0.041%                       0.030%                      0.010%         Fee
             38                     0.061%                       0.050%                      0.010%         Fee
             41                     0.081%                       0.070%                      0.010%         Fee
             42                     0.041%                       0.030%                      0.010%         Fee
             43                     0.041%                       0.030%                      0.010%         Fee
             44                     0.041%                       0.030%                      0.010%         Fee
             46                     0.041%                       0.030%                      0.010%         Fee
             47                     0.041%                       0.030%                      0.010%         Fee
             48                     0.041%                       0.030%                      0.010%      Leasehold
             49                     0.041%                       0.030%                      0.010%         Fee
             50                     0.111%                       0.100%                      0.010%         Fee
             52                     0.041%                       0.030%                      0.010%         Fee
             53                     0.041%                       0.030%                      0.010%         Fee
             56                     0.041%                       0.030%                      0.010%         Fee
             57                     0.041%                       0.030%                      0.010%         Fee
             59                     0.041%                       0.030%                      0.010%         Fee
             60                     0.111%                       0.100%                      0.010%         Fee

             61                     0.041%                       0.030%                      0.010%         Fee
             62                     0.041%                       0.030%                      0.010%         Fee


             63                     0.041%                       0.030%                      0.010%         Fee

           64.1                                                                                             Fee
           64.2                                                                                             Fee
           64.3                                                                                             Fee
             64                     0.041%                       0.030%                      0.010%         Fee

             65                     0.041%                       0.030%                      0.010%         Fee
             66                     0.041%                       0.030%                      0.010%         Fee
             67                     0.041%                       0.030%                      0.010%         Fee
             68                     0.041%                       0.030%                      0.010%         Fee

             69                     0.041%                       0.030%                      0.010%         Fee
             70                     0.041%                       0.030%                      0.010%         Fee


             71                     0.041%                       0.030%                      0.010%         Fee
             72                     0.041%                       0.030%                      0.010%         Fee
             73                     0.041%                       0.030%                      0.010%         Fee
             74                     0.041%                       0.030%                      0.010%         Fee

             75                     0.061%                       0.050%                      0.010%      Leasehold
             76                     0.061%                       0.050%                      0.010%         Fee


           77.1                                                                                             Fee
           77.2                                                                                             Fee
             77                     0.041%                       0.030%                      0.010%         Fee

             78                     0.041%                       0.030%                      0.010%         Fee
             79                     0.061%                       0.050%                      0.010%         Fee
             80                     0.041%                       0.030%                      0.010%         Fee
             81                     0.041%                       0.030%                      0.010%         Fee
             82                     0.071%                       0.060%                      0.010%         Fee
             83                     0.071%                       0.060%                      0.010%      Leasehold
             84                     0.071%                       0.060%                      0.010%         Fee
             85                     0.061%                       0.050%                      0.010%         Fee
             86                     0.061%                       0.050%                      0.010%         Fee
             87                     0.041%                       0.030%                      0.010%         Fee
             88                     0.041%                       0.030%                      0.010%         Fee
             89                     0.041%                       0.030%                      0.010%      Leasehold
             90                     0.061%                       0.050%                      0.010%         Fee
             91                     0.041%                       0.030%                      0.010%         Fee
             92                     0.061%                       0.050%                      0.010%         Fee
             93                     0.041%                       0.030%                      0.010%         Fee
             94                     0.041%                       0.030%                      0.010%         Fee
             96                     0.041%                       0.030%                      0.010%         Fee
             97                     0.041%                       0.030%                      0.010%         Fee
             98                     0.061%                       0.050%                      0.010%         Fee
             99                     0.041%                       0.030%                      0.010%         Fee
            101                     0.041%                       0.030%                      0.010%         Fee
            104                     0.061%                       0.050%                      0.010%         Fee
            105                     0.041%                       0.030%                      0.010%         Fee
            106                     0.041%                       0.030%                      0.010%         Fee
            108                     0.041%                       0.030%                      0.010%         Fee
            109                     0.061%                       0.050%                      0.010%         Fee
            110                     0.061%                       0.050%                      0.010%         Fee
            112                     0.041%                       0.030%                      0.010%         Fee
            113                     0.061%                       0.050%                      0.010%         Fee
            114                     0.041%                       0.030%                      0.010%         Fee
            115                     0.111%                       0.100%                      0.010%         Fee
            116                     0.061%                       0.050%                      0.010%         Fee
            117                     0.111%                       0.100%                      0.010%         Fee
            118                     0.091%                       0.080%                      0.010%         Fee
            119                     0.081%                       0.070%                      0.010%         Fee
            120                     0.061%                       0.050%                      0.010%         Fee
            121                     0.061%                       0.050%                      0.010%         Fee
            122                     0.081%                       0.070%                      0.010%         Fee
            123                     0.041%                       0.030%                      0.010%         Fee
            124                     0.081%                       0.070%                      0.010%         Fee
            125                     0.061%                       0.050%                      0.010%         Fee
            126                     0.041%                       0.030%                      0.010%         Fee
            127                     0.081%                       0.070%                      0.010%         Fee
            128                     0.091%                       0.080%                      0.010%         Fee
            129                     0.041%                       0.030%                      0.010%         Fee
            130                     0.081%                       0.070%                      0.010%         Fee
            132                     0.071%                       0.060%                      0.010%         Fee
            133                     0.061%                       0.050%                      0.010%         Fee
            134                     0.061%                       0.050%                      0.010%         Fee
            135                     0.061%                       0.050%                      0.010%         Fee
            136                     0.041%                       0.030%                      0.010%         Fee
            137                     0.061%                       0.050%                      0.010%         Fee
            138                     0.061%                       0.050%                      0.010%         Fee
            140                     0.061%                       0.050%                      0.010%         Fee
            141                     0.041%                       0.030%                      0.010%         Fee
            142                     0.041%                       0.030%                      0.010%         Fee
            143                     0.081%                       0.070%                      0.010%         Fee
            144                     0.081%                       0.070%                      0.010%         Fee
            145                     0.071%                       0.060%                      0.010%         Fee
            146                     0.081%                       0.070%                      0.010%         Fee
            148                     0.041%                       0.030%                      0.010%         Fee
            149                     0.091%                       0.080%                      0.010%         Fee
            150                     0.061%                       0.050%                      0.010%         Fee
            151                     0.041%                       0.030%                      0.010%         Fee
            152                     0.061%                       0.050%                      0.010%         Fee
            153                     0.091%                       0.080%                      0.010%         Fee
            154                     0.091%                       0.080%                      0.010%         Fee
            155                     0.061%                       0.050%                      0.010%         Fee
            156                     0.061%                       0.050%                      0.010%         Fee
            157                     0.061%                       0.050%                      0.010%         Fee
            158                     0.091%                       0.080%                      0.010%         Fee
            159                     0.041%                       0.030%                      0.010%         Fee
            161                     0.091%                       0.080%                      0.010%         Fee
            162                     0.061%                       0.050%                      0.010%         Fee
            163                     0.061%                       0.050%                      0.010%         Fee



Sequence Number     Crossed     Original Amortization (months)   ARD Loan   Grace Period
---------------   -----------   ------------------------------   --------   ------------
              1                                              0     Yes                 0
              2                     Scheduled Amortization          No                 0
              4                                              0      No                 5
              5                                            360      No                 0
              6                                            360      No                10
              7                                            360      No                 0
              8                                              0      No                 0
              9                                            360      No                 5
             10                                              0      No                 5
             11                                            360      No                 5
             12                                            360      No                 5
             13                                            360      No                 5
             14                                            360      No                 5
             16                                            360      No                 5
             19                                              0      No                 5
             21                                            360      No                 5

             22   BACM 05-6-A                              360      No                10
             23   BACM 05-6-A                              360      No                10
             24   BACM 05-6-A                              360      No                10
             25   BACM 05-6-A                              360      No                10


             27                                            360      No                10
             28                                            360     Yes                 5
             29                                            360      No                11
             30                                            360      No                10
             31                                            360      No                 5
             33                                            360      No                 5
             34                                              0      No                 5
             35                                            360      No                 5
             37                                            360      No                 5
             38                                            360      No                 5
             41                                            360      No                 5
             42                                            360      No                 5
             43                                            360      No                 5
             44                                            360      No                 5
             46                                            360      No                 5
             47                                            360      No                 5
             48                                            360      No                 5
             49                                              0      No                 5
             50                                            360      No                10
             52                                            360      No                10
             53                                            360      No                 5
             56                                            360      No                 5
             57                                            360      No                 5
             59                                            360      No                 5
             60                                            360      No                 5

             61   BACM 05-6-B                              360      No                 5
             62   BACM 05-6-B                              360      No                 5


             63                                            360      No                 7

           64.1
           64.2
           64.3
             64                                            360      No                 5

             65                                            360      No                 5
             66                                              0      No                 5
             67                                              0      No                 5
             68                                            300      No                 5

             69   BACM 05-6-C                              360      No                 5
             70   BACM 05-6-C                              360      No                 5


             71                                            360      No                 5
             72                                            360      No                 5
             73                                            360      No                 5
             74                                              0      No                 5

             75   BACM 05-6-D                              360      No                 5
             76   BACM 05-6-D                              360      No                 5


           77.1
           77.2
             77                                            360      No                 5

             78                                            240      No                 5
             79                                            360      No                 5
             80                                            360      No                 5
             81                                            360      No                 5
             82                                            300      No                 5
             83                                            336      No                 5
             84                                            360      No                 5
             85                                            360      No                 5
             86                                            300      No                 5
             87                                              0      No                 5
             88                                            360      No                 5
             89                                            300      No                 5
             90                                            360      No                 5
             91                                            360      No                 5
             92                                            360      No                 5
             93                                            360      No                 5
             94                                            360      No                 5
             96                                            360      No                 5
             97                                              0      No                 5
             98                                            360      No                 5
             99                                            360      No                 5
            101                                            360      No                 5
            104                                            360      No                 5
            105                                              0      No                 5
            106                                            240      No                 5
            108                                            360      No                 5
            109                                            360      No                 5
            110                                            360      No                 5
            112                                            360      No                 5
            113                                            360      No                 5
            114                                            360      No                 5
            115                                            360      No                 5
            116                                            336      No                 5
            117                                            360      No                 5
            118                                            360      No                 5
            119                                            300      No                 5
            120                                            180      No                 5
            121                                            360      No                 5
            122                                            360      No                 5
            123                                            360      No                10
            124                                            360      No                 5
            125                                            360      No                 5
            126                                            240      No                 5
            127                                            360      No                 5
            128                                            360      No                 5
            129                                            300      No                 5
            130                                            360      No                 5
            132                                            360      No                 5
            133                                            360      No                 5
            134                                            360      No                 5
            135                                            360      No                 5
            136                                            360      No                 5
            137                                            360      No                 5
            138                                            360      No                 5
            140                                            360      No                 5
            141                                            300      No                 5
            142                                            300      No                 5
            143                                            360      No                 5
            144                                            240      No                 5
            145                                            360      No                 5
            146                                            360      No                 5
            148                                              0      No                 5
            149                                              0      No                 5
            150                                            360      No                 5
            151                                            360      No                 5
            152                                            360      No                 5
            153                                            300      No                 5
            154                                            360      No                 5
            155                                            300      No                 5
            156                                            360      No                 5
            157                                            300      No                 5
            158                                            360      No                 5
            159                                            360      No                 5
            161                                            300      No                 5
            162                                            300      No                 5
            163                                            300      No                 5



                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

        Representations and Warranties with respect to the Mortgage Loans

            For purposes of this Schedule II, the phrase "the Seller's knowledge" and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller regarding the matters referred to, in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except as expressly set forth herein).

            Unless otherwise specified in the exceptions to the representations and warranties attached hereto, the Seller hereby represents and warrants that, as of the date specified below or, if no such date is specified, as of the Closing Date and subject to Section 19 of this Agreement:

            1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing Agreement) and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

            2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interest, participation interests and/or other interests and encumbrances. The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance; provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement; provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date since origination, without giving effect to any applicable grace period.

            4. Lien; Valid Assignment. Based on the related lender's title insurance policy (or, if not yet issued, a pro forma title policy or a "marked-up" commitment), the Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for: (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment), none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment), none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Seller did not require to be subordinated to the lien of such Mortgage and which do not, individually or in the aggregate, materially interfere with the security intended to be provided by such Mortgage; and (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group (the foregoing items (a) through (f) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee; provided, if the related assignment of Mortgage has been recorded in the name of MERS or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

            5. Assignment of Leases and Rents. The Assignment of Leases, if any, related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid and binding assignment of such Assignment of Leases from the relevant assignor to the Trustee; provided, if the related assignment of Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

            6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File: (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded; (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage; and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

            7. Casualty; Condemnation; Encroachments. In the case of each Mortgage Loan, except as set forth in an engineering report prepared in connection with the origination of such Mortgage Loan and included in the Servicing File, the related Mortgaged Property is: (a) free and clear of any damage caused by fire or other casualty which would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds or insurance coverage exists reasonably estimated to be sufficient to effect the necessary repairs and maintenance), and (b) not the subject of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

            8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy or a "marked up" commitment) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the exceptions stated therein. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. To the Seller's knowledge, no holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (except in the case of a Mortgage Loan maintained on the records of MERS, including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, and (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10. Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located) and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

            11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12. Environmental Conditions. With respect to each Mortgaged Property securing a Mortgage Loan: (a) an environmental site assessment, an environmental site assessment update or a transaction screen was performed in connection with the origination of such Mortgage Loan; (b) a report of each such assessment, update or screen, if any (an "Environmental Report"), is included in the Servicing File; and (c) either: (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true: (A) the related Borrower was required to provide additional security and/or to obtain an operations and maintenance plan, (B) the related Borrower provided a "no further action" letter or other evidence acceptable to the Seller, in its sole discretion, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, (D) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 10% of the outstanding principal balance of the related Mortgage Loan and (b) two million dollars, (E) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (F) the related Borrower or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions that were recommended in the environmental site assessment, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions; (H) a responsible party provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation; or (I) a party or parties unrelated to the related Borrower has been identified as the responsible party for such circumstances or conditions and the Borrower is not a responsible party for such circumstances or conditions. To the Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage or another loan document for each Mortgage Loan encumbering the Mortgaged Property requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

            13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower or any guarantor of non-recourse exceptions and/or environmental liability with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (a) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and
(b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (a) and (b)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. As of the Cut-off Date, there is no valid defense, counterclaim or right of offset, rescission, abatement or diminution available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby.

            14. Insurance. Except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage greater than or equal to gross rentals for at least (A) 12 months or (B) for the restoration period plus 180 days. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Federal Emergency Management Agency ("FEMA") as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available and was required to be maintained by FEMA, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without thirty (30) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450 or 475-year look back with a 10% probability of exceedance in a 50-year period, at origination for such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. With respect to each Mortgage Loan that has a principal balance as of the origination date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to the Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will be applied in accordance with the related Mortgage Loan documents either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). At origination, the Seller received evidence that each Mortgaged Property was insured by a commercial general liability policy in an amount not less than $1,000,000 per occurrence.

            15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16. Borrower Bankruptcy. At the time of origination of the subject Mortgage Loan and as of the Cut-off Date no Borrower under a Mortgage Loan was a debtor in any state or federal bankruptcy, insolvency or similar proceeding. As of the Closing Date, to the Seller's knowledge, no Borrower under a Mortgage Loan was a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report, an endorsement to the related Title Policy, or a representation of the related Borrower at the time of origination of the subject Mortgage Loan, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan).

            18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

      (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

      (b) Based on the related Title Policy (or, if not yet issued, a pro forma title policy or a "marked up" commitment), the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

      (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

      (d) The Seller has not received, as of the Closing Date, actual notice (nor is the Seller otherwise aware) that such Ground Lease is not in full force and effect or that any material default has occurred under such Ground Lease;

      (e) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan. Furthermore, such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

      (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

      (g) Such Ground Lease, together with extension options that are exercisable by the Borrower or by the lender upon its taking possession of the Borrower's leasehold interest, if exercised, would cause the term of such Ground Lease to extend not less than twenty
            (20) years beyond the Stated Maturity Date of such Mortgage Loan;

      (h) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of any default or as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a curable default of the lessee under such Ground Lease following notice thereof from the lessor;

      (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

      (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

      (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(f)(2)). Accordingly, the Seller represents and warrants that each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. Any prepayment premiums and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

            20. Advancement of Funds. The Seller has not advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under the related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment.

            22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Borrower to pay principal, interest or any other amounts due under such Mortgage Loan.

            23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage.

            24. No Mechanics' Liens. (a) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (b) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25. Compliance with Usury Laws. As of its date of origination, each Mortgage Loan complied with, or was exempt from, all applicable usury laws.

            26. Licenses and Permits. As of the date of origination of each Mortgage Loan and based on any of: (a) a letter from governmental authorities,
(b) a legal opinion, (c) an endorsement to the related Title Policy, (d) a representation of the related borrower at the time of origination of such Mortgage Loan, (e) a zoning report from a zoning consultant, or (f) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool except that for an A/B Mortgage Loan the related Companion Loan is secured by the related Mortgage.

            28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full of all amounts due under the related Mortgage Loan or (b) delivery of U.S. Treasury securities in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements, (b) the payment of a release price at least equal to all amounts due and owing under such Mortgage Loan )or, in the case of a partial release, the related allocated loan amount) in respect of the Mortgaged Property to be released and, if required by the related Mortgage Loan documents, prepayment consideration in connection therewith or (c) the substitution of real property collateral upon the satisfaction of certain legal and underwriting requirements; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan. The release provisions in any Mortgage Loan if exercised would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance in an amount to make all scheduled payments under the Mortgage Note either through and including the maturity date of the loan or to the first date that the Borrower can prepay the Loan without a prepayment premium (a) no earlier than two years following the Closing Date and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i).

            30. Defeasance Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Borrower is responsible for the payment of all reasonable costs and expenses incurred by the related mortgagee.

            31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            32. Inspection. In connection with the origination of each Mortgage Loan, the related originator inspected, or caused the inspection of, the related Mortgaged Property.

            33. No Material Default. There exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan and Seller has not received notice of any event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any such documents, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and/or the related Mortgaged Property; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule II or by the exceptions set forth on Schedule IIA.

            34. Due-on-Sale. Subject to exceptions (including but not limited to existing and future mezzanine debt) mentioned in the related Mortgage Loan Documents, the Mortgage for each Mortgage Loan contains a "due-on-sale" clause that provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder, the Mortgaged Property subject to such Mortgage, or any controlling interest in the related Borrower, is directly or indirectly transferred or sold.

            35. Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance of $25,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity separate and apart from any other person.

            36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots which shall be effective for the next tax year.

            38. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy or pollution legal liability policy, then the Seller has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property to the extent that the failure to deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            39. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            40. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Borrower, in some cases at the request of the lender, to provide the holder of such Mortgage Loan at least annually with operating statements and, if there is more than one tenant, rent rolls for the related Mortgaged Property and/or financial statements of the related Borrower.

            41. Servicing Rights. Except as otherwise contemplated in this Agreement (or in the Agreement to Appointment of Servicer dated as of the Cut-off Date between the Seller and the Master Servicer), no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

            42. Recourse. The related Mortgage Loan documents contain standard provisions providing for recourse against the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower for damages sustained in connection with the Borrower's fraud, material misrepresentation (or, alternatively, intentional) or misappropriation of any tenant security deposits, rent, insurance proceeds or condemnation proceeds. The related Mortgage Loan documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            43. Assignment of Collateral. All of the Seller's interest in any material collateral securing any Mortgage Loan has been assigned to the Purchaser.

            44. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

            45. Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America.

            46. Servicing and Collection. The servicing and collection of the Mortgage Loans by the Seller or a sub-servicer retained by the Seller has been legal, proper and prudent in all material respects.

            47. Escrows. As of the date of origination, all escrow deposits and payments relating to a Mortgage Loan were under the control of the originator and all amounts required to be deposited by each Borrower were deposited.

            48. UCC Financing Statements. UCC Financing Statements have been filed and/or recoded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property) to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). An assignment of each such UCC Financing Statement relating to the Mortgage Loan has been completed or will be prepared in which such Financing Statement was filed; provided, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            49. Appraisal. The appraisal obtained in connection with the origination of each Mortgage Loan satisfied, based solely upon the related appraiser's representation in the related appraisal or in a related supplemental letter, the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended).

            50. Legal Compliance - Origination, Funding and Servicing. As of the date of its origination and to the Seller's knowledge as of the Cut-off Date, each Mortgage Loan complied in all material respects with, or was exempt from, all requirements of applicable federal, state or local law relating to the origination, funding and servicing of such Mortgage Loan.

            51. Additional Collateral. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, other than any other Mortgage Loan. The Mortgage Note is not secured by any collateral that is not included in the Trust Fund.

            52. Advances After Origination. No advance of funds has been made after origination, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage, other than earnout advances made in accordance with the Mortgage loan documents and reflected in the loan balance on the Mortgage Loan Schedule.

            53. Originator Authorization. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

            54. Capital Contributions. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

            55. Appointment of Receiver. If the Mortgaged Property is subject to any leases, the borrower is the owner and holder of the landlord's interest under any leases and the related Mortgage and assignment of rents provides for the appointment of a receiver for rents or allows the mortgagee to enter into possession to collect rent or provides for rents to be paid directly to the mortgagee in the event of default.

                                  SCHEDULE IIA
                                  ------------

                EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES WITH
                  RESPECT TO THE BANK OF AMERICA MORTGAGE LOANS
                  ---------------------------------------------

                                REPRESENTATION 14

                                   Insurance.
                                   ----------

The mortgage lender from time to time permits insurance policies to be terminable with respect to non-payment, upon 10 days' prior written notice to the mortgagee.

Rainbow Plaza (59044)               The related Borrower was required to amend
                                    an existing unsecured loan agreement within five days of the related Mortgage Loan closing date. The related Borrower did not amend such loan document, however the unsecured loan has been paid in full.

Hickory Valley Apartments (59213)   The related mortgage Borrower is not
                                    required to maintain terrorism insurance coverage.

150 East 57th Street Apartments
(59409)

277 Park Avenue (59147)             The issuers of the insurance policies
                                    required by the related Mortgage Loan
                                    agreement require written notice to the
                                    mortgagee if the insurance policies have not been renewed three days prior to expiration.

Elk Ridge Apartments (59394)        A small mail building on the related
                                    Mortgaged Property is located in a flood zone, however this portion of the Mortgaged
                                    Property was not deemed to be material and flood insurance was not required.

                                REPRESENTATION 18

                             Leasehold Estate Only.
                             ----------------------

Baptist West MOB (59128)            The fee interest appears to be subject to a
                                    pre-existing first lien securing the bond indebtedness of related lessor, however ground lessor has agreed not to disturb the ground lessee.

                                    The related Ground Lease does not provide mortgagee with the right to consent to an amendment or termination of such Ground Lease.

                                    The related lessor has a right of first
                                    offer and a continuing right to purchase the project, and such lessor will either take title subject to the related Mortgage or pay all prepayment fees if paid at closing.

Paramus Park Mall (59416)           The related Ground Lease (which related only
                                    to additional parking which was not given value in the underwriting of the related
                                    Mortgage Loan) (the "Parking Ground
                                    Lease")does not extend at least twenty years beyond the Stated Maturity Date of the Mortgage Loan.

                                    The Parking Ground Lease does not provide mortgagee with the right to consent to an amendment or termination of the Parking Ground Lease.

                                    The Parking Ground Lease does not provide mortgagee with the right to enter into a new lease with Lessor upon termination of the Parking Ground Lease.

                                    The Parking Ground Lease provides that
                                    Lessee may assign the Ground Lease to any present or future owner, ground lessee or mortgagee of Paramus Park Shopping Center (in addition to several listed entities) but does not provide for any subsequent assignment or subletting without consent.

                                    The Parking Ground Lease does not provide mortgagee with any rights to casualty proceeds and only provides for limited rights of Lessee to a condemnation award for relocation expenses.

                                    The Parking Ground Lease provides that it shall be subject and subordinate to all underlying leases and to mortgages and trust deeds which may affect such leases or the real property of which the Demised Premises (as defined in the Lease) is a part.

                                    The Parking Ground Lease provides for a
                                    termination right by Lessor in the event
                                    Lessor constructs a building on either
                                    section of the Demised Premises.

                                    No ground lessor estoppel certificate
                                    relating to default was provided. However, the related Borrower certifies to those matters in the Loan Agreement. In addition, the Loan Agreement provides for recourse to Borrower in the event the Parking Ground Lease is terminated and the related Mortgaged Property (as defined in the Loan Agreement) fails to meet the parking requirements under applicable zoning law.

                                REPRESENTATION 22

                               Legal Proceedings.
                               ------------------

Courtney Oaks Apartments (59086)    The related Borrower is attempting to obtain
                                    a letter with regard to Americans with
                                    Disabilities Act compliance due to closet doors on the laundry area of the apartments.
                                    The related Borrower has proposed the
                                    removal of such doors if a handicapped
                                    person rents an apartment. The related
                                    Borrower is waiting for governmental
                                    affirmation of that solution.

Omni Hotel - San Diego (58930)      Litigation relating to the construction of
                                    the related Mortgaged Property is ongoing.
                                    At the time of closing of the related
                                    Mortgage Loan there were several mechanics liens that appeared of record relating to the construction of the related Mortgaged
                                    Property. In addition, the related Borrower was named in a lawsuit which corresponded to the liens. The related Borrower escrowed funds with a title company to cover payment of these liens while the related Borrower pursued its rights to dispute the claims.
                                    The title policy received does not reflect these liens.

                                REPRESENTATION 28

                        Releases of Mortgaged Properties.
                        ---------------------------------

KinderCare Portfolio (59414)        Provided that no event of default has
                                    occurred and is continuing, Section 2.7 of the related Mortgage Loan agreement permits the related borrower to obtain the release of an individual property from the lien of the related mortgage and related obligations upon satisfying the following conditions including, without limitation, receipt by the mortgagee of a certified copy of an amendment to the "Master Lease" reflecting the deletion of the individual property to be released, which amendment shall reduce the rental obligations of KinderCare
                                    Learning Corporation thereunder by an amount equal to the rental obligation associated with the individual property that is to be released. The release price for each individual property shall be 115% of the allocated loan amount to a third party purchaser or the greater of 115% of the allocated loan amount and the then appraised value of such individual property to an affiliate of the related Borrower.

Omni Hotel - San Diego (58930)      The related Borrower's rights relating to a
                                    certain easement known as the "R-7 Parcel" may be terminated. The right to terminate the easement is not vested with the related
                                    Borrower, but with a division of the City of San Diego (the owner of the R-7 Parcel).
                                    Should the City choose to exercise its right to terminate the easement, the related
                                    Borrower will be entitled to payment from such division of the City of San Diego. The related Mortgage Loan documents require that Borrower pay to mortgagee either a set amount of $2,638,000 or an amount based on a then current appraisal of the R-7 Parcel in connection with the release of the easement.
                                    The easement provides that in the event the easement is terminated as to the parking, replacement parking must be provided.

                                REPRESENTATION 33

                              No Material Default.
                              --------------------

NVR Warehouse (59349)               Article 10 of the related Mortgage Loan
                                    agreement requires the Borrower to execute a Lockbox Agreement and there is no evidence in the related loan file that such Lockbox
                                    Agreement has been executed.

City Center (57467)                 The related Mortgage Loan agreement requires
                                    the Borrower to establish a lockbox account and deliver to mortgagee an executed lockbox account services agreement acceptable to the mortgagee in its sole discretion on or prior to the date which is thirty days after the closing date of such Mortgage Loan. The related Mortgage Loan agreement requires the Borrower to provide certain executed estoppel certificates from the tenants set forth on Exhibit C to the related Mortgage
                                    Loan agreement on or prior to the date which is thirty days after the closing date of such Mortgage Loan., which estoppel certificates are required to be acceptable to the mortgagee in its sole discretion.

277 Park Avenue (59147)             The related Borrower has a post-closing
                                    obligation to provide an amended certificate of occupancy in connection with tenant improvement work..

                                REPRESENTATION 35

                             Single Purpose Entity.
                             ----------------------

Flagstaff Mall (59374)              The related Borrower is permitted to acquire
                                    certain land around the perimeter of the related Mortgaged Property, called the "Mall
                                    Renovation Acquisition Parcels".

                                REPRESENTATION 37

                                  Tax Parcels.
                                  ------------

Omni Hotel - San Diego (58930)      A portion of the Mortgaged Property
                                    constituting the "R-7 Parcel" is not a
                                    separate tax parcel. The R-7 Parcel is the portion of the Mortgaged Property in which the related Borrower has an easement and sub-leasehold interest. This R-7 Parcel is currently owned by a division of the city of San Diego and as such, pursuant to the REA
                                    (as defined in the Loan Agreement), is not subject to property taxes.

                                REPRESENTATION 48

                            UCC Financing Statements.
                            -------------------------

NVR Warehouse (59349)               None of the attorney opinion letters
                                    addresses whether the UCC Financing
                                    Statement to be filed with the Delaware
                                    Secretary of State creates a valid perfected security interest.

                           BACM 2005-6 SECURITIZATION

                  REP EXCEPTIONS FOR THE BRIDGER MORTGAGE LOANS

Exception 18 - Leasehold Estate Only:

      With respect to the Washington State Attorney General's Office Building Mortgage Loan, the Ground Lease does not provide that such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

      With respect to the All American Self Storage Mortgage Loan, the Borrower's leasehold interest is subordinate to a fee mortgage granted by the Ground Lessor to its secured lender (the "Ground Lessor's Lender"), but Ground Lessor's Lender and Borrower have entered into a non-disturbance agreement that provides, among other things, that so long as Borrower, as tenant, is not in default in the payment of rent or in its performance under the Ground Lease, then the Ground Lessor's Lender will not (i) interfere with the Borrower's possession of the Mortgaged Property, (ii) disturb, affect or impair Borrower's occupancy of the Mortgaged Property, (iii) name or join Borrower, or any leasehold mortgagee of the Borrower, in any proceeding brought by the Ground Lessor's Lender to enforce its rights in the event of a default under the Ground Lessor's loan documents, and (iv) upon any foreclosure by Ground Lessor's Lender, Ground Lessor's Lender and Borrower have agreed that upon Borrower's attornment to Ground Lessor's Lender, Borrower will remain in possession of the Mortgaged Property for the then remaining balance of the term of the Ground Lease and any extensions and renewals. Also, upon any such foreclosure, Borrower, or any leasehold mortgagee of Borrower, shall have the same remedies against Ground Lessor's Lender for Ground Lessor's Lender's breach, as it would have had against Ground Lessor under the Ground Lease.

Exception 23 - Other Mortgage Liens:

      The Mortgaged Property securing the Summit Woods Apartments Mortgage Loan is encumbered by a subordinate mortgage lien in the amount of $1,600,000.

Exception 41 - Servicing Rights:

      Servicing rights have been granted as follows:

Loan                                     Servicer
----                                     --------

FedEx - Burlington                       Capstone Realty Advisors
Space Place Self Storage                 Capstone Realty Advisors
Cambridge Apartments                     Collateral Mortgage Capital
Corner View Commons                      Collateral Mortgage Capital
Kendall Homes Apartments                 Collateral Mortgage Capital
Lake Pointe Office Building              Collateral Mortgage Capital
Olde Naples Self Storage North           Collateral Mortgage Capital
Quality Self Storage - Bradenton         Collateral Mortgage Capital
Quality  Self  Storage -  Lochmoor
- Ft. Myers                              Collateral Mortgage Capital

Regency Place Apartments                 Collateral Mortgage Capital
Spolski Industrial Portfolio             Collateral Mortgage Capital
The Plaza Office Building A              Collateral Mortgage Capital
The Plaza Office Building B              Collateral Mortgage Capital
Trademark Plaza                          Collateral Mortgage Capital
Village Square Shoppes                   Collateral Mortgage Capital
Hampton Inn Bossier City                 Financial Federal Savings Bank
Carmel Centre II                         Laureate Capital LLC
Martin  Self  Storage -
Carolina  Beach Road                     Laureate Capital LLC
Sandstone Commons                        Laureate Capital LLC
Stonebridge Apts.                        Laureate Capital LLC
All American Self Storage                Midland Loan Services, Inc.
AutoMall Self Storage                    Midland Loan Services, Inc.
Azevedo Plaza - Walgreens                Midland Loan Services, Inc.
Courtyard by Marriott (McAllen)          Midland Loan Services, Inc.
Crossroads Center - Bend                 Midland Loan Services, Inc.
Desertbrook Apartments                   Midland Loan Services, Inc.
Double D Storage                         Midland Loan Services, Inc.
Draper Technology Park                   Midland Loan Services, Inc.
Eagles Landing                           Midland Loan Services, Inc.
Expressway Plaza                         Midland Loan Services, Inc.
Greenbrier Village Condominium
Apartments                               Midland Loan Services, Inc.
Hampton Technology Center                Midland Loan Services, Inc.
Juliet Rainbow Office                    Midland Loan Services, Inc.
Kinnaman Terrace                         Midland Loan Services, Inc.
Maryland Park Apartments                 Midland Loan Services, Inc.
Meadow Park Plaza                        Midland Loan Services, Inc.
Mission Hospital Office                  Midland Loan Services, Inc.
North Peoria Retail                      Midland Loan Services, Inc.
Northgate Villas                         Midland Loan Services, Inc.
One De Zavala Business Center            Midland Loan Services, Inc.
Osprey Point                             Midland Loan Services, Inc.
Pacheco Park                             Midland Loan Services, Inc.
Parkside Commons Apartments              Midland Loan Services, Inc.
River Run Apartments                     Midland Loan Services, Inc.
Sheridan Park Self Storage               Midland Loan Services, Inc.
Statewide Self Storage                   Midland Loan Services, Inc.
Summit Woods Apartments                  Midland Loan Services, Inc.
The Waterford Apartments                 Midland Loan Services, Inc.
Timberlane Apartments                    Midland Loan Services, Inc.
Walgreens at the Market at
Wells Branch                             Midland Loan Services, Inc.
Washington State Attorney General
Office Buiding                           Midland Loan Services, Inc.
Windcom Court                            Midland Loan Services, Inc.
Windermere Office Bldg - Soundview       Midland Loan Services, Inc.

--------------------------------------------------------------------------------

      The following Mortgage Loans are the Bridger Mortgage Loans:

      All American Self Storage
      AutoMall Self Storage
      Azevedo Plaza - Walgreens
      Cambridge Apartments
      Carmel Centre II
      Corner View Commons
      Courtyard by Marriott (McAllen)
      Crossroads Center - Bend
      Desertbrook Apartments
      Double D Storage
      Draper Technology Park
      Eagles Landing
      Expressway Plaza
      FedEx - Burlington
      Greenbrier Village Condominium Apartments
      Hampton Inn Bossier City
      Hampton Technology Center
      Juliet Rainbow Office
      Kendall Homes Apartments
      Kinnaman Terrace
      Lake Pointe Office Building
      Martin Self Storage - Carolina Beach Road
      Maryland Park Apartments
      Meadow Park Plaza
      Mission Hospital Office
      North Peoria Retail
      Northgate Villas
      Olde Naples Self Storage North
      One De Zavala Business Center
      Osprey Point
      Pacheco Park
      Parkside Commons Apartments
      Quality Self Storage - Bradenton
      Quality Self Storage - Lochmoor - Ft. Myers
      Regency Place Apartments
      River Run Apartments
      Sandstone Commons
      Sheridan Park Self Storage
      Space Place Self Storage
      Spolski Industrial Portfolio
      Statewide Self Storage
      Stonebridge Apts.
      Summit Woods Apartments
      The Plaza Office Building A
      The Plaza Office Building B
      The Waterford Apartments
      Timberlane Apartments
      Trademark Plaza
      Village Square Shoppes
      Walgreens at the Market at Wells Branch
      Washington State Attorney General Office Building
      Windcom Court
      Windermere Office Bldg - Soundview